Exhibit 10.3
Guaranty and Suretyship Agreement

    THIS GUARANTY AND SURETYSHIP AGREEMENT (this “Guaranty”) is made and entered into as of May 15, 2026, by XPEL, INC., a Nevada corporation (the “Guarantor”), with an address at 711 Broadway, Suite 320, San Antonio, Texas 78215, in consideration of the extension of credit by PNC BANK, NATIONAL ASSOCIATION (the “Bank”), with an address at 112 E Pecan Street, Suite 200, San Antonio, Texas 78205, to HARVEST VENTURES HOLDING COMPANY, a Texas corporation (the “Borrower”), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

    1.    Guaranteed Obligations

        (a)    The Guarantor hereby unconditionally guarantees, as a primary obligor, and becomes surety for (i) the prompt payment and performance of the Obligations and (ii) the prompt payment of all costs and expenses of the Bank (including reasonable attorneys’ fees and expenses) incurred in the documentation, negotiation, modification, enforcement, collection and otherwise in connection with the Obligations (collectively, the “Guaranteed Obligations”). As used herein, “Obligations” means all loans, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to the Bank or to any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, whether or not (i) evidenced by any note, guaranty or other instrument, (ii) arising under any agreement, instrument or document, (iii) for the payment of money, (iv) arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, (v) under any interest rate, commodity or currency swap, future, option or other similar transaction or agreement, (vi) under or by reason of any foreign currency transaction, forward, option or other similar transaction providing for the purchase of one currency in exchange for the sale of another currency, or in any other manner, (vii) arising out of overdrafts on deposit or other accounts or out of electronic funds transfers (whether by wire transfer or through automated clearing houses or otherwise) or out of the return unpaid of, or other failure of the Bank to receive final payment for, any check, item, instrument, payment order or other deposit or credit to a deposit or other account, or out of the Bank’s non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository or other similar arrangements, or (viii) arising from any amendments, extensions, renewals and increases of or to any of the foregoing.

        (b)    Notwithstanding anything to the contrary contained herein, the definition of "Obligations" shall specifically exclude any and all Excluded Swap Obligations. The foregoing limitation of the definition of Obligations shall only be deemed applicable to the obligations of the Guarantor (or solely any particular Guarantor(s) if there is more than one Guarantor) under the particular Swap (or Swaps), or, if arising under a master agreement governing more than one Swap, the portion thereof, that constitute Excluded Swap Obligations. As used herein, (i) “Excluded Swap Obligations” means, with respect to each Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a Swap if, and to the extent that, all or any portion of this Guaranty that relates to the obligations under such Swap is or becomes illegal as to such Guarantor under the Commodity Exchange Act (7 U.S.C.§1 et seq.), as amended from time to time, and any successor statute (the “CEA”), or any rule, regulation, or order of the Commodity Futures Trading Commission (the “CFTC”), by virtue of such Guarantor’s failure for any reason to qualify as an “eligible contract participant” (as defined in the CEA and regulations promulgated thereunder) on the Eligibility Date for such
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Swap; (ii) “Eligibility Date” means the date on which this Guaranty becomes effective with respect to the particular Swap (for the avoidance of doubt, the Eligibility Date shall be the date of the execution of the particular Swap if this Guaranty is then in effect, and otherwise it shall be the date of execution and delivery of this Guaranty); and (iii) “Swap” means any “swap” as defined in Section 1a(47) of the CEA and regulations thereunder between the Borrower and the Bank, other than (A) a swap entered into on, or subject to the rules of, a board of trade designated as a contract market under Section 5 of the CEA, or (B) a commodity option entered into pursuant to CFTC Regulation 32.3(a).

        (c)    If the Borrower defaults under any Obligations, the Guarantor will pay the Guaranteed Obligations due to the Bank.

    2.    Nature of Guaranty; Waivers. This is a guaranty of payment and performance, and not merely of collection and the Bank shall not be required or obligated, as a condition of the Guarantor's liability, to make any demand upon or to pursue any of its rights against the Borrower, or to pursue any rights which may be available to it with respect to any other person who may be liable for the payment of the Obligations.

    This is an absolute, unconditional, irrevocable and continuing guaranty and will remain in full force and effect until all of the Obligations have been indefeasibly paid in full, and the Bank has terminated this Guaranty. This Guaranty will remain in full force and effect even if there is no principal balance outstanding under the Obligations at a particular time or from time to time. This Guaranty will not be affected by any surrender, exchange, acceptance, compromise or release by the Bank of any other party, or any other guaranty or any security held by it for any of the Obligations, by any failure of the Bank to take any steps to perfect or maintain its lien or security interest in or to preserve its rights to any security or other Collateral for any of the Obligations or any guaranty, or by any irregularity, unenforceability or invalidity of any of the Obligations or any part thereof or any security or other guaranty thereof; provided, however, that the Guarantor’s obligations hereunder shall be reduced dollar-for-dollar by any amounts actually recovered by the Bank from the Borrower or from any collateral securing the Obligations. The Guarantor's obligations hereunder shall not be affected, modified or impaired by any counterclaim, set-off, recoupment, deduction or defense based upon any claim the Guarantor may have (directly or indirectly) against the Borrower or the Bank, except payment or performance of the Obligations.

    Notice of acceptance of this Guaranty, notice of extensions of credit to the Borrower from time to time, notice of default, diligence, presentment, notice of dishonor, protest, demand for payment, and any defense based upon the Bank's failure to comply with the notice requirements under Sections 9-611 and 9-612 of the Uniform Commercial Code as in effect from time to time are hereby waived. The Guarantor waives all defenses based on suretyship or impairment of collateral, and all defenses or benefits relating to or arising under any anti-deficiency laws.

    The Bank at any time and from time to time, without notice to or the consent of the Guarantor, and without impairing or releasing, discharging or modifying the Guarantor's liabilities hereunder, may (a) change the manner, place, time or terms of payment or performance of or interest rates on, or other terms relating to, any of the Obligations; (b) renew, substitute, modify, amend or alter, or grant consents or waivers relating to any of the Obligations, any other guaranties, or any security for any Obligations or guaranties; (c) apply any and all payments by whomever paid or however realized including any proceeds of any Collateral, to any Obligations of the Borrower in such order, manner and amount as the Bank may determine in its sole discretion; (d) settle, compromise or deal with any other person, including the Borrower or the Guarantor, with respect to any Obligations in such manner as the Bank deems appropriate in its sole discretion; (e) substitute, exchange or release any security or guaranty; or (f) take such actions and exercise such remedies hereunder as provided herein.

    3.    Repayments or Recovery from the Bank. If any demand is made at any time upon the Bank for the repayment or recovery of any amount received by it in payment or on account of any of the Obligations and if the Bank repays all or any part of such amount by reason of any judgment, decree or order of any court or administrative body or by reason of any settlement or compromise of any such demand, the Guarantor will be and remain liable hereunder for the amount so repaid or recovered to the same extent as if such amount had never been received originally by the Bank. The provisions of this section will be and remain effective notwithstanding any contrary action which may have been taken by the Guarantor in reliance upon such payment, and any such contrary action so taken will be without prejudice to the Bank's rights hereunder and will be deemed to have been conditioned upon such payment having become final and irrevocable.

    4.    Financial Statements. Unless compliance is waived in writing by the Bank or until all of the Obligations have been paid in full, the Guarantor will promptly submit to the Bank such information relating to the Guarantor’s affairs (including but not limited to annual financial statements and tax returns for the Guarantor) or any security for the Guaranty as the Bank may reasonably request.

    5.    Enforceability of Obligations. No modification, limitation or discharge of the Obligations arising out of or by virtue of any bankruptcy, reorganization or similar proceeding for relief of debtors under federal or state law will affect, modify, limit or discharge the Guarantor's liability in any manner whatsoever and this Guaranty will remain and continue in full force and effect and will be enforceable against the Guarantor to the same extent and with the same force and effect as if any such proceeding had not been instituted. The Guarantor waives all rights and benefits which might accrue to it by reason of any such proceeding and will be liable to the full extent hereunder, irrespective of any modification, limitation or discharge of the liability of the Borrower that may result from any such proceeding.

    The Guarantor expressly waives the effect of any statute of limitations or other limitations on any actions under this Guaranty.

    6.    Events of Default. The occurrence of any of the following shall be an “Event of Default”: (i) any Event of Default (as defined in any of the Obligations) that has not been cured within any applicable cure period; (ii) any default under any of the Obligations that does not have a defined set of “Events of Default” and the lapse of any notice or cure period provided in the Obligations with respect to such default; (iii) demand by the Bank under any of the Obligations that have a demand feature; (iv) the Guarantor’s failure to perform any of its obligations hereunder; (v) the falsity, inaccuracy or material breach by the Guarantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Guarantor; or (vi) the termination or attempted termination of this Guaranty. Upon the occurrence of any Event of Default, (a) the Guarantor shall pay to the Bank the amount of the Guaranteed Obligations; or (b) on demand of the Bank, the Guarantor shall immediately deposit with the Bank, in U.S. dollars, all amounts due or to become due under the Guaranteed Obligations, and the Bank may at any time use such funds to repay the Obligations; or (c) the Bank in its discretion may exercise with respect to any Collateral any one or more of the rights and remedies provided a secured party under the applicable version of the Uniform Commercial Code; or (d) the Bank in its discretion may exercise from time to time any other rights and remedies available to it at law, in equity or otherwise.

    7.    Right of Setoff. In addition to all liens upon and rights of setoff against the Guarantor’s money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Guarantor's obligations to the Bank under this Guaranty and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Guarantor hereby grants Bank a security interest in, and hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Guarantor's right, title and interest in and to, all of the Guarantor’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Guarantor. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

    8.    Collateral. This Guaranty is secured by the property described in any collateral security documents which the Guarantor executes and delivers to the Bank and by such other Collateral as previously may have been or may in the future be granted to the Bank to secure any obligations of the Guarantor to the Bank.

    9.    Costs. To the extent that the Bank incurs any costs or expenses in protecting or enforcing its rights under the Obligations or this Guaranty, including reasonable attorneys' fees and the costs and expenses of litigation, such costs and expenses will be due on demand, will be included in the Guaranteed Obligations and will bear interest from the incurring or payment thereof at the Default Rate (as defined in any of the Obligations).

    10.    Postponement of Subrogation. Until the Obligations are indefeasibly paid in full, expire, are terminated and are not subject to any right of revocation or rescission, the Guarantor postpones and subordinates in favor of the Bank or its designee (and any assignee or potential assignee) any and all rights which the Guarantor may have to (a) assert any claim whatsoever against the Borrower based on subrogation, exoneration, reimbursement, or indemnity or any right of recourse to security for the Obligations with respect to payments made hereunder, and (b) any realization on any property of the Borrower, including participation in any marshalling of the Borrower's assets; provided, however, that upon full payment and satisfaction of all Obligations, the Guarantor shall be fully subrogated to all rights of the Bank against the Borrower to the extent of payments made by the Guarantor hereunder.

    11.    Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as otherwise provided in this Guaranty) and will be effective upon receipt. Notices may be given in any manner to which the Bank and the Guarantor may agree. Without limiting the foregoing, first-class mail, postage prepaid, electronic transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices. In addition, the Bank and the Guarantor agree that Notices may be sent electronically to any electronic address provided by either to the other from time to time. Notices may be sent to addresses for the Bank and the Guarantor as set forth above or to such other address as either may give to the other for such purpose in accordance with this section.

    12.    Preservation of Rights; Waivers of Marshalling, Setoff, and Certain Other Rights. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity. The Bank may proceed in any order against the Borrower, the Guarantor or any other obligor of, or any Collateral securing, the Obligations. In addition to the other waivers hereunder, the Guarantor waives, to the extent permitted by applicable law, (i) any and all rights to require the Bank to marshal assets or collateral, to proceed first against, or realize on, any assets or collateral or other credit support before proceeding against or realizing on any other assets or collateral or other credit support, or to otherwise require the Bank to exercise rights or remedies in any particular sequence, in connection with any of the Guaranteed Obligations, and (ii) any and all rights to set off or reduce the amount of the Guaranteed Obligations or any related deficiency against any obligations of the Bank, or on account of the value of any collateral or other credit support, or otherwise, whether any such rights described in this sentence are based on or asserted under any statutory provision, common law, equity or otherwise.

    13.    Illegality. If any provision contained in this Guaranty should be invalid, illegal or unenforceable in any respect, it shall not affect or impair the validity, legality and enforceability of the remaining provisions of this Guaranty.

    14.    Changes in Writing. No modification, amendment or waiver of, or consent to any departure by the Guarantor from, any provision of this Guaranty will be effective unless made in a writing signed by both the Bank and the Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor will entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstance.

    15.    Entire Agreement. This Guaranty (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the Guarantor and the Bank with respect to the subject matter hereof; provided, however, that this Guaranty is in addition to, and not in substitution for, any other guarantees from the Guarantor to the Bank.

    16.    Successors and Assigns. This Guaranty will be binding upon and inure to the benefit of the Guarantor and the Bank and their respective heirs, executors, administrators, successors and assigns; provided, however, that the Guarantor may not assign this Guaranty in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Guaranty in whole or in part.

    17.    Interpretation. In this Guaranty, unless the Bank and the Guarantor otherwise agree in writing, the singular includes the plural and the plural the singular; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word “or” shall be deemed to include “and/or”, the words “including”, “includes” and “include” shall be deemed to be followed by the words “without limitation”; and references to sections or exhibits are to those of this Guaranty. Section headings in this Guaranty are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose. Each Guarantor is jointly and severally liable with any other guarantor that has executed, or may hereafter execute, this Guaranty or any other guaranty in favor of the Bank with respect to the Obligations.  The Bank may enforce this Guaranty or any other guaranty against any guarantor without affecting the liability of any other guarantor.

    18.    Anti-Corruption Laws and International Trade Laws; Anti-Money Laundering Laws; Certain Definitions.

        18.1    Representations and Warranties. The Guarantor hereby makes the following representations and warranties, which shall be continuing in nature and remain in full force and effect until the Guaranteed Obligations are paid in full:

(a)None of the Guarantor, any of its directors, officers, or employees, nor, to the knowledge of the Guarantor, any agents or affiliates acting on behalf of the Guarantor: (i) is a Sanctioned Person; (ii) does business in or with, or derives any of its operating income, directly or indirectly, from any Sanctioned Jurisdiction or Sanctioned Person; or (iii) is in violation of, or is, directly or indirectly, taking any action that could cause the Guarantor to be in violation of, applicable International Trade Laws, Sanctions, Anti-Money Laundering Laws, or Anti-Corruption Laws.

(b)None of the Guarantor, any of its directors, officers, or employees, nor, to the knowledge of the Guarantor, any agents or affiliates acting on behalf of the Guarantor: (i) is in receipt of any notice or communication from any Compliance Authority that alleges, or otherwise pertains to, an actual or potential violation of any International Trade Laws, Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws; or (ii) is the target or subject of any investigation, or has received any request for information, involving any allegation relating to a violation of any International Trade Laws, Sanctions, Anti-Money Laundering Laws or Anti-Corruption Laws by an Official Body. There is no Blocked Property pledged by the Guarantor as Collateral.

Any false, erroneous or misleading representation or warranty made as to Sanctions is automatically deemed material for purposes of determining the occurrence or existence of a default or event of default under any Loan Document.

        18.2    Affirmative Covenants.  The Guarantor agrees that until all Guaranteed Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Guarantor shall (i) in the event that any Collateral pledged by the Guarantor becomes Blocked Property, promptly notify the Bank and provide to the Bank Collateral that is not Blocked Property of at least equal value to the Collateral that became Blocked Property, except to the extent prohibited by applicable Law; and (ii) comply with applicable International Trade Laws, Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws and maintain and enforce policies and procedures reasonably designed to ensure compliance with all applicable International Trade Laws, Sanctions, Anti-Money Laundering Laws and Anti-Corruption Laws by the Guarantor, each Guarantor’s directors and officers, and any employee, agent or affiliate acting on behalf of the Guarantor in connection with this Guaranty.

        18.3    Negative Covenants. The Guarantor covenants and agrees that until all Guaranteed Obligations have been paid in full and any commitments of the Bank to the Borrower have been terminated, the Guarantor will not, without the Bank’s prior written consent, (I) do any of the following, nor permit any of its directors, officers, or employees, or, to the Guarantor’s knowledge, any agents or affiliates acting on behalf of the Guarantor in connection with this Guaranty, nor such Guarantor’s subsidiaries to (a) become a Sanctioned Person; (b) directly or indirectly (through a third party or otherwise) provide, use, or make available the proceeds of any loan or advance from the Bank (i) to fund any activities or business of, with, or for the benefit of any Person that, at the time of such funding or facilitation, is a Sanctioned Person, (ii) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (iii) in any manner that could result in a violation by any Person (including the Bank) of Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws or (iv) in violation of any applicable Law, including, without limitation, any applicable Anti-Corruption Law, Anti-Money Laundering Law or International Trade Law; (c) directly or indirectly, repay any Guaranteed Obligations with Blocked Property or funds derived from any unlawful activity; or (d) permit any Collateral pledged by the Guarantor to become Blocked Property; (II) directly or indirectly provide, use, or make available the proceeds of any loan or advance from the Bank to any subsidiary of the Guarantor that is not party to the loan agreement governing such loan or advance, nor (III) do business in or with, or derive any of its income, directly or indirectly, from any Sanctioned Jurisdiction or Sanctioned Person.

        18.4    Certain Definitions. As used herein:

“Anti-Corruption Laws” means (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended; (b) the U.K. Bribery Act 2010, as amended; and (c) any other applicable Law relating to anti-bribery or anti-corruption in any jurisdiction in which any Loan Party is located or doing business.

“Anti-Money Laundering Laws” means (a) the Bank Secrecy Act and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT) Act of 2001, each as amended; (b) the U.K. Proceeds of Crime Act 2002, the Money Laundering Regulations 2017, as amended and the Terrorist Asset-Freezing Act 2010, each as amended; and (c) any other applicable Law relating to anti-money laundering and countering the financing of terrorism and related financial record keeping and reporting requirements in any jurisdiction in which any Loan Party is located or doing business.

“Blocked Property” means any property: (a) required to be reported as blocked property under 31 C.F.R. §501.603, as amended; (b) owned, directly or indirectly, by, or due to or from, a Sanctioned Person subject to blocking or comprehensive Sanctions; (c) in which a Sanctioned Person subject to blocking or comprehensive Sanctions otherwise holds any interest; (d) located or originated in, or otherwise subject to restrictions due to its ties to, a Sanctioned Jurisdiction or (e) that otherwise could cause any actual or potential violation by the Bank of any applicable International Trade Law if the Bank were to obtain an encumbrance on, lien on, pledge, or security interest in such property, or provide services in consideration of such property.

“Collateral” means any collateral securing any debt, liabilities, or other obligations of any Loan Party to the Bank.

“Compliance Authority” means (a) any Official Body of the United States (including the U.S. Department of State, the U.S. Department of the Treasury and its Office of Foreign Assets Control) (b) the government of Canada or any agency thereof; (c) the European Union or any agency thereof; (d) the government of the United Kingdom or any agency thereof; (e) the United Nations Security Council; and (f) any other Official Body with jurisdiction to administer Anti-Corruption Laws, Anti-Money Laundering Laws or International Trade Laws with respect to the conduct of a Covered Entity.

“Covered Entity” means (a) the Borrower and each of the Borrower’s subsidiaries; (b) each Guarantor and any pledgor of Collateral under any Loan Document; and (c) each Person that directly or indirectly controls a Person described in clause (a) or (b) above.

“International Trade Laws” means all Laws relating to export controls, trade embargoes, customs, and antiboycott measures.

“Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award, or any settlement arrangement, by agreement, consent or otherwise, of any Official Body, foreign or domestic.

“Loan Party” means the Borrower and any Guarantors.

“Official Body” means the government of the United States of America or of any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body, or other entity.

“Sanctioned Jurisdiction” means, at any time, any country, area, territory, or jurisdiction that is the subject or target of comprehensive Sanctions.

“Sanctioned Person” means any Person (a) located in, organized under the laws of, or ordinarily resident in a Sanctioned Jurisdiction; (b) identified on any sanctions-related list maintained by any Compliance

Authority; or (c) owned 50% or more, in the aggregate, directly or indirectly by, controlled by, or acting for, on behalf of, or at the direction of, one or more Persons described in clauses (a) or (b) above; or (d) otherwise the subject or target of Sanctions.

“Sanctions” means Laws relating to economic or financial sanctions, sectoral sanctions, or secondary sanctions, administered, or enforced from time to time by any Compliance Authority.

    19.    Indemnity. The Guarantor agrees to indemnify each of the Bank, each legal entity, if any, who controls, is controlled by or is under common control with the Bank, and each of their respective directors, officers and employees (the “Indemnified Parties”), and to defend and hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including reasonable fees and charges of external counsel with whom any Indemnified Party may consult and reasonable expenses of litigation and preparation therefor) (each, a “Claim”) which any Indemnified Party may incur or which may be asserted against any Indemnified Party by any person, entity or governmental authority (including any person or entity claiming derivatively on behalf of the Guarantor), in connection with or arising out of or relating to the matters referred to in this Guaranty, whether (a) arising from or incurred in connection with any breach of a representation, warranty or covenant by the Guarantor, or (b) arising out of or resulting from any suit, action, claim, proceeding or governmental investigation, pending or threatened, whether based on statute, regulation or order, or tort, or contract or otherwise, before any court or governmental authority; provided, however, that the foregoing indemnity agreement shall not apply to any Claim that is determined by a court of competent jurisdiction in a final, non-appealable judgment to have been solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Guaranty. The Guarantor may participate at its expense in the defense of any such action or Claim.

    20.    Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located (the “State”). This Guaranty will be interpreted and the rights and liabilities of the Bank and the Guarantor determined in accordance with the laws of the State, excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). The Guarantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Guaranty will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Guarantor individually, against any security or against any property of the Guarantor within any other county, state or other foreign or domestic jurisdiction. The Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Guarantor. The Guarantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

    21.    Counterparts; Electronic Signatures and Records. This Guaranty may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Notwithstanding any other provision herein, the Guarantor agrees that this Guaranty, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this section may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.

    22.    Limitation of Personal Liability. Notwithstanding anything contained herein to the contrary, it is agreed that, unless an exception to the requirements of Regulation B of the Board of Governors of the Federal Reserve System applies in connection with the extension of the Obligations and the execution of this Guaranty, the spouse who is deemed not to be the applicant for purposes of such regulation shall not be personally liable under this Guaranty, provided that this provision will not limit the Bank's right to obtain such judgment, order or other relief against such individual as may be necessary for the Bank to exercise all of its rights and remedies with respect to assets held jointly as of the date of the Guarantor's most recent financial statement delivered prior to the date hereof or thereafter acquired.

    23.    Equal Credit Opportunity Act. If the Guarantor is not an “applicant for credit” under Section 202.2 (e) of the Equal Credit Opportunity Act of 1974 (“ECOA”), the Guarantor acknowledges that (i) this Guaranty has been executed to provide credit support for the Obligations, and (ii) the Guarantor was not required to execute this Guaranty in violation of Section 202.7(d) of the ECOA.

    24.    Reserved.

    25.    Representation by Counsel. The Guarantor hereby represents that it has been represented by competent counsel of its choice, or has knowingly waived its right to use and retain counsel, in the negotiation and execution of this Guaranty; that it has read and fully understood the terms hereof; that the Guarantor and any retained counsel have been afforded an opportunity to review, negotiate and modify the terms of this Guaranty; and that it intends to be bound hereby. In accordance with the foregoing, the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Guaranty.

26.    Waiver of Jury Trial. The Guarantor irrevocably waives any and all right the Guarantor may have to a trial by jury in any action, proceeding or claim of any nature relating to this Guaranty, any documents executed in connection with this Guaranty or any transaction contemplated in any of such documents. The Guarantor acknowledges that the foregoing waiver is knowing and voluntary.

    27.    State Specific Provisions.

        (a)    Additional Waivers. Without limitation of the Guarantor’s waiver of all defenses based on suretyship or impairment of collateral set forth above, the Guarantor hereby waives any and all rights under Sections 51.003, 51.004 and 51.005 of the Texas Property Code, and under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law. The foregoing waivers, including those set out under Section 2 of the Guaranty, shall apply regardless of whether the same arise under (A) Rule 31 of the Texas Rules of Civil Procedure, (B) Chapter 17, Section 17.001 of the Texas Civil Practice and Remedies Code, (C) Chapter 43 of the Texas Civil Practice and Remedies Code, or (D) any other statute or law, common law, in equity, under contract or otherwise, or under any amendments, recodifications, supplements or any successor statute or law of or to any such statute or law.

        (b)    Additional Agreement regarding Indemnity. The Guarantor agrees that any undertaking to indemnify the Indemnified Parties made by the Guarantor hereunder or under any other documents executed in connection with the Guaranteed Obligations with respect to any Claim is made WITHOUT REGARD TO THE CAUSE OR CAUSES THEREOF OR THE NEGLIGENCE OF ANY PARTY OR PARTIES WHETHER SUCH NEGLIGENCE IS SOLE, JOINT, CONCURRENT, ACTIVE, OR PASSIVE, except to the extent expressly provided otherwise.

        (c)    Notice of Final Agreement. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

XPEL, INC., a Nevada corporation

By: /s/ Barry R. Wood
Name: Barry R. Wood
Title: Senior Vice President and Chief Financial Officer